
WILLIAM M. CAMERON ("WMC")
William M. Cameron Trust B -2nd (see footnote #2)
William M. Cameron Trustee, Wm. M. Cameron Revocable Trust (see footnote #2)
First Fidelity Bancorp, Inc. 59% voting control – OK 73-1176204
North American Insurance Agency, Inc. See Page 3
Family CFO, L.L.C. 51% - OK 20-8891224
Cameron Sports, LLC 100% - OK
First Fidelity Bank, NA 100% - OK 73-1100200
Classen Asset Management, LLC 100% - OK
CB Hoops, LLC 51% - OK
Marshall Hoops LLC 50% - OK
FFB Investment, Inc. 100% - NV 88-0424888
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
First Fidelity Group, LLC 50% - OK 20-1805125
Tulsa Pro Hoops, LLC 100% - OK 27-0504982
Okie Hoops LLC 50% - OK
FFB Holdings, Inc. 100% - NV 88-0446560
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
Oklahoma Sports Enterprises LLC 100% - OK
TexasOU LLC 50% - OK
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Financial Capital Corporation 100% - TX 74-2132317
First Financial Capital Corporation 100% - LA 74-2786672
American Financial Capital Corporation of New Mexico 100% - NM 85-0441565
First Financial Administrators, Inc. 100% - TX 76-0125853
First Financial Benefits, Inc. 50% - TX 74-2158453
Cameron Associates, Inc. 50% WMC Rev Trust; 50% LLC Rev Trust– OK Sole General Partner 73-1533495
Cameron Enterprises A Limited Partnership1 (CELP) – OK 73-1267299
American Fidelity Corporation 94% - NV 73-0966202
American Fidelity General Agency, Inc. 100% - OK 73-1352431
American Fidelity Assurance Company (Insurance Company) 100% - OK 73-0714500 NAIC 60410
American Public Life Insurance Company (Insurance Company) 100% - OK 64-0349942 NAIC 60801
Ballet's, LLC 45% - OK 73-1529608
American Fidelity Securities, Inc. 100% - OK 73-0783902
First Financial Securities of America, Inc. 100% - TX 76-0055292
Hawaii Development, LLC 100% - OK None
Lynda L. Cameron Trustee, Lynda L. Cameron Revocable Trust (see footnote #3)
Lynda L. Cameron Trust B -2nd (see footnote #3)
LYNDA L. CAMERON ("LLC")
North American Insurance Agency, Inc. See Page 3
First Fidelity Bancorp, Inc. 38.5% voting control – OK 73-1176204
Classen Asset Management, LLC 100% - OK
First Fidelity Bank, NA 100% - OK 73-1100200
First Fidelity Group, LLC 50% - OK 20-1805125
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
FFB Investment, Inc. 100% - NV 88-0424888
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
FFB Holdings, Inc. 100% - NV 88-0446560
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Financial Administrators, Inc. 100% - TX 76-0125853
American Financial Capital Corporation of New Mexico 100% - NM 85-0441565
First Financial Capital Corporation 100% - LA 74-2786672
First Financial Capital Corporation 100% - TX 74-2132317
First Financial Benefits, Inc. 50% - TX 74-2158453

[1] Limited Partners are: CWC 1980 Trusts, LBC 1980 Trusts, JCC 1980 Trusts, WMC/LLC Insurance Trusts, WMC/LLC Trust B – 2nd William M. Cameron, WMC 2004 Family Trusts, WMC Children Minors Trusts, Lynda L. Cameron, LLC 2005 Family Trusts

[2] The Wm. M. Cameron Trust B – 2nd and Wm. M. Cameron, Trustee of the Wm. M. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

[3] The Lynda L. Cameron Trust B – 2nd and Lynda L. Cameron, Trustee of the Lynda L. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

NOTE: Organizations that are corporations include one of the following: Corporation, Company or Inc.
Organizations that are limited liability companies include one of the following: LLC or LC

REVISED 2/12/10


WILLIAM M. CAMERON ("WMC")
LYNDA L. CAMERON ("LLC")
First Fidelity Bancorp, Inc. 99% voting control – OK 73-1176204
Cameron Hoops, LLC 75% - OK 20-5350757
Cameron Associates, Inc. 50% WMC; 50% LLC – OK Sole General Partner 73-1533495
Cameron Enterprises A Limited Partnership[1] (CELP) – OK 73-1267299
First Fidelity Bank, NA 100% - OK 73-1100200
Classen Asset Management, LLC 100% - OK
FFB Investment, Inc. 100% - NV 88-0424888
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
First Fidelity Group, LLC 50% - OK 20-1805125
FFB Holdings, Inc. 100% - NV 88-0446560
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
American Fidelity Corporation 94% - NV 73-0966202
BTECH Warehouse, L.L.C. 100% - OK 73-1267299
Aspen Glen Dressage, L.L.C. 100% - OK
Aspen Glen LLC 100% - OK
Cameron Hoops, LLC 25% - OK 20-5350757
First Fidelity Bancorp, Inc. 38.5% voting control – OK 73-1176204
Classen Asset Management, LLC 100% - OK
First Fidelity Bank, NA 100% - OK 73-1100200
First Fidelity Group, LLC 50% - OK 20-1805125
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
FFB Investment, Inc. 100% - NV 88-0424888
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
FFB Holdings, Inc. 100% - NV 88-0445460
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
Enrollcom, Inc. 100% - OK 73-1575385
Market Place Realty Corp. 100% - OK 73-1160212
American Mortgage & Investment Co. 98.7% - OK 73-1232134
Oklahoma Winery Partners, LLC 100% - OK 27-1517182
Apple Creek Apartments, Inc. 100% - OK 73-1408485
AF Apartments, Inc. 100% - OK 73-1512985
Health Services Administration, LLC 100% - OK 20-1805275
First Fidelity Group, LLC 50% - OK 20-1805125
Virgo Capital Partners OKC LLC 45% - OK 20-4056513
Digitouch Innovations, LLC 35% - OK 26-2086105
American Fidelity Community Services, Inc. 100% - OK 26-0381859
American Fidelity International Holdings, Inc. 100% - OK 73-1421879
Touch Development, LLC 100% - OK
Subsidiaries and Affiliates on Page 4 of 4
American Fidelity Property Company 100% - OK 73-1290496
ASC Holding, LLC 75% - OK 73-1528120
Home Rentals, Inc. 100% - OK 73-1364266
AF Professional Employment Group, LLC 100% - OK 26-2357874
Western Partners, LLC 100% - OK 73-1544275
Briarwood Holdings, LLC 100% - OK None
Broadway Tech, LLC 100% - OK None
American Fidelity Property Services, LLC 100% - OK 26-0422218
InvesTrust, NA 100% - OK 73-1546867
Asset Services Co. LLC 100% - OK 73-1547246
Oklahom@ Data Services, LLC 100% - OK 73-1590280
HR Investment Properties, LLC 100% - OK 90-0546920
Lancet Investment Properties, LLC 100% - OK
Alcott HR Group, LLC 75% - DE 26-1638437
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Financial Capital Corporation 100% - TX 74-2132317
First Financial Capital Corporation 100% - LA 74-2786672
American Financial Capital Corporation of New Mexico 100% - NM 85-0441565
First Financial Administrators, Inc. 100% - TX 76-0125853
First Financial Benefits, Inc. 50% - TX 74-2158453
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Financial Administrators, Inc. 100% - TX 76-0125853
American Financial Capital Corporation of New Mexico 100% - NM 85-0441565
First Financial Capital Corporation 100% - LA 74-2786672
First Financial Capital Corporation 100% - TX 74-2132317
First Financial Benefits, Inc. 50% - TX 74-2158453

[1] Limited Partners are: CWC 1980 Trusts, LBC 1980 Trusts, JCC 1980 Trusts, WMC/LLC Insurance Trusts, WMC/LLC Trust B – 2nd William M. Cameron, WMC 2004 Family Trusts, WMC Children Minors Trusts, Lynda L. Cameron, LLC 2005 Family Trusts

[2] The Wm. M. Cameron Trust B – 2nd and Wm. M. Cameron, Trustee of the Wm. M. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

[3] The Lynda L. Cameron Trust B – 2nd and Lynda L. Cameron, Trustee of the Lynda L. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

NOTE: Organizations that are corporations include one of the following: Corporation, Company or Inc.
Organizations that are limited liability companies include one of the following: LLC or LC

REVISED 1-17-11


William M. Cameron Trust B -2nd (see footnote #2) 44.805%
William M. Cameron Trustee, Wm. M. Cameron Revocable Trust (see footnote #2) 4.99%
Lynda L. Cameron Trust B -2nd (see footnote #3) 44.805%
Lynda L. Cameron Trustee, Lynda L. Cameron Revocable Trust (see footnote #3) 4.99%
NORTH AMERICAN INSURANCE AGENCY, INC. (NAIA)
(DBA INSURICA INSURANCE MANAGEMENT NETWORK)
OK - 73-0687265
Minard-Ames Insurance Services, LLC 60% - AZ
Claim Indemnity Services, LLC 100% - OK 20-1807468
Robert C. Bates, LLC 100% - OK 73-1575831
Commercial Insurance Services, LLC 100% - OK 73-0687265
N.A.I.A. Insurance Agency, Inc. 100% - OK 73-1527682
North American Limited Agency, Inc. 100% - OK 73-1356772
North American Insurance Agency of Tulsa, Inc. 100% - OK 73-0778755
Agar Insurance Agency, Inc. 100% - OK 73-0675989
North American Insurance Agency of Colorado, Inc. 100% - CO 84-0599059
N.A.I.A. of Louisiana, Inc. 100% - LA 72-0761691
CTK North American, LLC 70% - OK 20-5708353
North American Insurance Agency of New Mexico, Inc. 100% - NM 85-0441542
North American Insurance Agency of Lawton, LLC 41.685% - OK 72-1544943
INSURICA Managed Care, LLC 100% - OK
Contractor Insurance Services, Inc. 100% - OK 73-0687265
Global Intermediaries Holdings, LLC 100% - OK 05-0618149
Risk Services of Arkansas, LLC 51% - OK 26-4668772
Global Premium Finance, LLC 100% - OK 20-3956314
Global Intermediaries of Eugene, LLC 80% - OR 05-0618152
CIC Insurance Brokers, LLC 80% - OK 20-5708527
Global Premium Finance West, Inc. 100% - CA 27-0882442

[1] Limited Partners are: CWC 1980 Trusts, LBC 1980 Trusts, JCC 1980 Trusts, WMC/LLC Insurance Trusts, WMC/LLC Trust B – 2nd William M. Cameron, WMC 2004 Family Trusts, WMC Children Minors Trusts, Lynda L. Cameron, LLC 2005 Family Trusts

[2] The Wm. M. Cameron Trust B – 2nd and Wm. M. Cameron, Trustee of the Wm. M. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

[3] The Lynda L. Cameron Trust B – 2nd and Lynda L. Cameron, Trustee of the Lynda L. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

NOTE: Organizations that are corporations include one of the following: Corporation, Company or Inc.
Organizations that are limited liability companies include one of the following: LLC or LC

REVISED: 2/10/11

AMERICAN FIDELITY INTERNATIONAL HOLDINGS, INC.
Subsidiaries and Affiliates


American Fidelity Offshore Investments, Ltd.
100% - Bermuda
Reg # EC20754
American Fidelity Int'l (Bermuda) Ltd.
100% - Bermuda
Reg # 28402
NAIC 20400
Mari El Development Corp. Limited
50% - Cyprus
Reg # 7035
American Fidelity (China), Ltd.
100% - Bermuda
Reg # EC23647
American Fidelity (Cyprus), Ltd.
100% -Cyprus
Cameron International Ltd.
83.5% - Malaysia
Cameron CKI Non-Life Insurance Broker Company Ltd.
85% - Korea
Cameron Holdings (Thailand) Ltd.
49% - Thailand
Trafalgar International Ltd.
35% - Thailand
Cameron Asia Reinsurance Brokers Ltd.
86% - Malaysia
Trafalgar International Ltd.
65% - Thailand